UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

(Amendment No. _)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  December 13, 2011   (Date of earliest event reported): December 13, 2011

First Quantum Ventures, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52759 (Commission File Number)	20-4743354 (IRS Employer Identification No.)

290 Lenox Avenue, New York, NY  10027

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code  (855) 633 - 3738

________________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On November 30, 2011, the Registrant filed a Form 12b-25 to request an extension of time in which to file an annual report on Form 10-K for the fiscal year ended August 31, 2011. Subsequently, it has been determined that no annual report on Form 10-K is due at this time because (a) the Registrant filed an annual report on Form 10-K for the fiscal year ended June 30, 2011 on September 29, 2011, (b) the Registrant filed a current report on Form 8-K on November 16, 2011 to disclose “Form 10 Information” relating to its consummation of a reverse merger with DiMi Telematics, Inc., including audited financial statements for DiMi Telematics, Inc. for the period January 28, 2011 (inception) to August 31, 2011 and (c) the Registrant filed a current report on Form 8-K on November 16, 2011 to disclose a change in its fiscal year end to August 31.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Quantum Ventures, Inc.

Date: December 13, 2011	By:	/s/ Barry Tenzer
Barry Tenzer President